UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Large Cap Growth Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective September 1, 2013, Great-West Funds, Inc. and Great-West Capital Management, LLC retained J.P. Morgan Investment Management Inc. (“JPMorgan”) and Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”) as co-sub-advisers to the Fund.
For the twelve-month period ended December 31, 2019, the Fund (Institutional Class shares) returned 36.78%, relative to a 36.39% return for the Russell 1000® Growth Index and a 31.49% return for the S&P 500® Index, the Fund’s benchmark indexes.
Amundi Pioneer Commentary
U.S. stocks posted their highest calendar year gains in six years, returning 31% for 2019. The primary catalysts for the year were multiple Federal Reserve (“Fed”) interest rate cuts in response to slowing economic growth and the easing of trade tensions with China. The most recent interest rate reductions resulted in a target federal funds rate of 1.5% - 1.75%. The federal funds rate is the interest rate banks lend to each other overnight on an uncollateralized basis and influences, amongst other things, the money supply in the economy.
For the third year in a row growth stocks outperformed value stocks, with the Russell 1000 Growth Index returning 36.39% versus 26.54% for the Russell 1000® Value Index as investors continued to favor secular growth stocks over cyclical stocks based on a belief that the economy would begin to slow. From a sector perspective, information technology (+50%), communications services (+33%) and financials (+32%) were the best performers in the S&P 500 Index. In contrast, energy (+11%) and health care (+21%) lagged.
For the calendar year 2019, the portion of the Fund sub-advised by Amundi Pioneer modestly underperformed the 36.39% return of the Russell 1000 Growth Index benchmark. Given the Amundi Pioneer sub-advised portion of the Funds focus on risk mitigation, it will typically lag the benchmark during periods of strong market appreciation in order to maintain its defensive characteristics, which historically have provided downside risk mitigation when markets have been volatile.
The underperformance was primarily due to sector allocation. The portion of the Fund sub-advised by Amundi Pioneer had an overweight relative to the benchmark in health care stocks, which lagged the benchmark due to regulatory and political concerns such as a potential shift to “Medicare for All.” Stock selection within health care was positive, however, the Amundi Pioneer sub-advised portion of the Fund had little exposure to biotechnology, HMOs, and pharmaceutical stocks, which have the greatest exposure within health care to potential government changes. The Amundi Pioneer sub-advised portion of the Fund was also underweight relative to the benchmark in the top-performing information technology, due to valuation concerns and exposure to trade issues with China. This detracted from returns but was consistent with the Amundi Pioneer sub-advised portion of the Fund’s valuation and risk management discipline. In addition, the portion of the Fund sub-advised by Amundi Pioneer was overweight consumer discretionary, which performed well as consumer spending continued to grow, but failed to keep pace with the benchmark.
Stock section was modestly negative, most notably in the financials sector. Consistent with the investment approach, the portion of the Fund sub-advised by Amundi Pioneer held shares of defensive financial services stocks that did not keep pace as the market moved sharply higher. The top detractor to performance in financials was Progressive Corporation, a leading property and casualty insurer in the U.S. Progressive has been gaining market share, while maintaining higher profit margins than many of its peers, due to its strong brand, scale advantages, and innovative technology. Progressive’s insured loss ratio has increased in the last few quarters after an exceptionally low loss ratio in the prior quarters. While the market penalized shares of Progressive for this near term decline in profitability, we saw this as an opportunity to build a long-term position in a high quality company at an attractive valuation.
Among the top contributors to benchmark relative performance in the year was CDW. The company is a leading technology solutions provider to businesses, governments, and education and health care institutions. It is benefitting from the increasing use of technology across all sectors in the economy. The economic moat around the business is wide in our view given its relationships with customers and vendors, and the ability to provide complete solutions to customers rather than acting as simply a reseller of other company’s products. We believe CDW will continue to gain market share in the very fragmented technology reseller market. The stock performed well after handily beating consensus revenue and earnings expectations for the third quarter. Results were strong across all business segments.
We expect equity markets to be volatile in 2020. While a “phase one” trade agreement with China was announced in December, we are not sure the deal is sufficient to restore CEO confidence in the U.S. and global economy. Their confidence level is important as it drives capital spending decisions. Other issues coming to a head include:
•	The Democratic caucus and primary season
•	Continuing protests in Hong Kong
•	Rising tension in North Korea and the Middle East, especially with Iran
Meanwhile, manufacturing activity remains weak, as evidenced by the Institute for Supply Manufacturing number of 47.2 in December, which was the lowest number since June of 2009. Though the Fed rate cuts may contribute to a recovery in manufacturing activity in 2020, any adverse geopolitical event could easily impair those expectations and result in a market setback.
In an environment where the risks to economic growth and the equity markets are elevated, we believe investors will become increasingly, defensively positioned in attractively valued, high-quality stocks that have strong underlying business models, lower-than-average debt levels, and secular (versus cyclical) growth opportunities. We favor those types of stocks in the portion of the Fund sub-advised by Amundi Pioneer, and our level of cautiousness has increased in terms of positioning.
J.P. Morgan Commentary
The S&P 500 Index rose considerably in the fourth quarter of 2019, up 9.07%. Within the index, top contributors were information technology, which rose 14.40%, and health care, which increased 14.37%. The real estate and utilities sectors were the bottom performing sectors this quarter, with returns of -0.54% and 0.80%, respectively.
The S&P 500 Index posted solid gains throughout the fourth quarter, with consumer strength largely driving the market’s advance. Record low unemployment and steadily rising wages have continued to support the consumer. Corporate profits have also remained robust, with buybacks acting as a significant tailwind to returns. The state of U.S./China trade has been a lingering issue potentially heralding future volatility, but trade war rhetoric has moved in a more positive direction over the past quarter. The administration outlined a first round trade deal in October, China encouragingly suggested it would raise penalties for intellectual property rights violations in November, and in December, the U.S. and China reached agreement for a “phase one” deal. The Fed also cut the fed funds rate by 25 basis points this quarter, further helping the U.S. stock market move higher with more accommodative policies.
The small cap Russell 2000® Index outperformed large cap stocks as represented by the S&P 500 Index, returning 9.94% vs. 9.07%, respectively. Both growth and value stocks moved higher in the quarter as well, with growth outperforming relative to value. The Russell 3000® Growth Index increased 10.67% while the Russell 3000® Value Index rose 7.48%.
The market environment in 2019 was mixed, as companies with higher growth and momentum characteristics were rewarded during the first eight months of the year. The last four months of the year were more challenging as momentum was out of favor, particularly in September and October. While the strategy underperformed during those months given a structural bias towards momentum, we have taken advantage of this rotation in the market to re-align the JPMorgan sub-advised portion of the Fund toward companies whose stocks are just beginning to reflect positive fundamentals. For the year, stock selection was the primary driver of outperformance with the consumer discretionary and financial services sectors contributing the most. The technology and health care sectors were the only net detractors, as the negative impact of our relative positioning in the two sectors more than offset positive stock selection.
For the fourth quarter, the portion of the Fund sub-advised by JPMorgan underperformed the Russell 1000 Growth Index. Much of the underperformance for the quarter occurred in the month of October, which saw a continuation of the stylistic and stock selection headwinds of September. Stock selection in the technology and health care sectors detracted most from performance, while stock selection in the consumer discretionary and financial services sectors contributed.
At the individual stock level, an underweight position in Apple and an overweight position in Boeing were top detractors during the quarter. An underweight position in Apple was the top detractor as the stock outperformed. Shares benefitted from better than expected results as well as positive investor sentiment around the company’s opportunity in newly launched services, wearables and the new iPhone upgrade cycle as the company likely launches a 5G enabled phone in 2020. The stock remains the largest relative underweight given its large benchmark weight as we have more conviction elsewhere in the JPMorgan sub-advised portion of the Fund. Boeing underperformed as the market reacted to the continuation of the 737 MAX grounding. While the company had been making the case that the 737 MAX fleet grounding was short term in nature, it occurred to investors later in the quarter that this delay will likely continue into 2020. We have been monitoring this issue closely, but continue to have a constructive long term view that Boeing can sustain its growth due to increased global demand for airline travel.
Overweight positions in Advanced Micro Devices and Dexcom were top contributors during the quarter. Shares of Advanced Micro Devices were rewarded as investors embraced the continued rollout of a key semiconductor product, targeting enterprise and data center customers. Investor sentiment remained positive throughout the quarter as the market began to appreciate the company’s strengthening competitive position relative to Intel. Dexcom outperformed after reporting a strong quarter with revenue well ahead of consensus and increased guidance. Revenue growth was broad based across both U.S. and international markets with management highlighting strong end market demand and increased patient access as primary drivers.

From a positioning perspective, consumer discretionary and financial services remain the largest overweight positions. However, below the surface, the portion of the Fund sub-advised by JPMorgan has been re-aligned to better adapt to the changing market environment. Consistent with prior market rotations, we have reduced exposure to companies that have experienced prolonged periods of significant outperformance, with software being a prime example. In contrast, we have built up exposure to companies that we view as emerging market leaders. As such, we have added to select names within consumer, internet and semiconductors. Our health care positioning continues to be driven by our conviction in med tech/med devices, although the relative underweight narrowed during the quarter as we added to a select cohort of biotechnology companies. Technology and consumer staples remain the largest underweight positions.
We continue to focus on the fundamentals of the economy and of company earnings. Our core analysts’ estimates for S&P 500 earnings currently project 9% growth for 2020 and 7% for 2021. While subject to revision, this forecast reflects our expectations for moderate expansion in the underlying economy and includes our best analysis of earnings expectations this year. Both trade and changes to employment rates will be integral to investor sentiment moving forward.
While a healthy consumer should continue to provide support to the equity market, we are monitoring the incremental risks that could represent headwinds for U.S. stocks. In particular, we continue to watch closely the state of trade relations and movements in employment growth, which have the potential to heighten volatility.
The views and opinions in this report were current as of December 31, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2019 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	36.78%	N/A	14.37%
Investor Class	36.21%	13.76%	12.53%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2019 (unaudited)
Sector	Percentage of Fund Investments
Technology	23.54%
Consumer, Non-cyclical	21.89
Communications	17.38
Consumer, Cyclical	11.88
Financial	11.01
Industrial	9.19
Basic Materials	2.05
Government Money Market Mutual Funds	0.06
Short Term Investments	3.00
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2019 to December 31, 2019).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/29/19)	(12/31/19)	(06/29/19–12/31/19)
Institutional Class
Actual	$1,000.00	$1,102.10	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$3.31
Investor Class
Actual	$1,000.00	$1,100.50	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$5.09
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.09%
23,896	Air Products & Chemicals Inc	$ 5,615,321
38,009	Ecolab Inc	7,335,357
6,043	Sherwin-Williams Co	3,526,332
		16,477,010
Communications — 17.70%
13,898	Alibaba Group Holding Ltd Sponsored ADR(a)	2,947,766
34,857	Alphabet Inc Class C(a)	46,604,506
15,402	Amazon.com Inc(a)	28,460,432
8,251	Booking Holdings Inc(a)	16,945,326
75,554	CDW Corp	10,792,133
31,083	Facebook Inc Class A(a)	6,379,786
10,395	Lyft Inc(a)	447,193
65,952	Match Group Inc(a)(b)	5,415,319
14,372	MercadoLibre Inc(a)	8,219,922
15,696	Netflix Inc(a)	5,078,755
8,499	Shopify Inc Class A(a)	3,379,032
12,393	Trade Desk Inc Class A(a)(b)	3,219,453
35,209	Twitter Inc(a)	1,128,448
9,113	Wayfair Inc Class A(a)(b)	823,542
		139,841,613
Consumer, Cyclical — 12.10%
8,997	Chipotle Mexican Grill Inc(a)	7,531,479
9,874	Costco Wholesale Corp	2,902,166
92,347	Home Depot Inc	20,166,738
64,540	Las Vegas Sands Corp	4,455,842
29,334	Lululemon Athletica Inc(a)	6,795,808
18,932	O'Reilly Automotive Inc(a)	8,297,138
139,986	Ross Stores Inc	16,297,170
81,698	Starbucks Corp	7,182,888
24,624	Tesla Inc(a)(b)	10,300,958
34,789	Tractor Supply Co	3,250,684
70,866	Walmart Inc	8,421,715
		95,602,586
Consumer, Non-Cyclical — 22.29%
33,128	Abbott Laboratories	2,877,498
3,852	ABIOMED Inc(a)	657,113
22,500	Amgen Inc	5,424,075
23,920	BioMarin Pharmaceutical Inc(a)	2,022,436
133,303	Boston Scientific Corp(a)	6,027,962
19,280	Cooper Cos Inc	6,194,471
7,242	CoStar Group Inc(a)	4,332,889
31,794	DexCom Inc(a)	6,954,620
24,984	Edwards Lifesciences Corp(a)	5,828,517
120,820	Elanco Animal Health Inc(a)	3,558,149
60,730	Eli Lilly & Co	7,981,744
20,257	Estee Lauder Cos Inc Class A	4,183,881
48,342	Exact Sciences Corp(a)	4,470,668
7,009	Illumina Inc(a)	2,325,166
10,129	Intuitive Surgical Inc(a)	5,987,758
43,543	Johnson & Johnson	6,351,617
19,682	MarketAxess Holdings Inc	7,461,643
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
73,089	Medtronic PLC	$ 8,291,947
35,104	Moderna Inc(a)(b)	686,634
71,615	Monster Beverage Corp(a)	4,551,133
153,139	PayPal Holdings Inc(a)	16,565,046
114,017	PepsiCo Inc	15,582,703
5,775	Regeneron Pharmaceuticals Inc(a)	2,168,397
23,668	S&P Global Inc	6,462,547
13,200	Sarepta Therapeutics Inc(a)(b)	1,703,328
61,389	Thermo Fisher Scientific Inc	19,943,445
53,084	Zimmer Biomet Holdings Inc	7,945,613
71,853	Zoetis Inc	9,509,745
		176,050,745
Financial — 11.21%
250,384	Charles Schwab Corp	11,908,263
5,177	Equinix Inc REIT	3,021,815
131,654	Intercontinental Exchange Inc	12,184,578
120,743	Marsh & McLennan Cos Inc	13,451,978
114,726	Mastercard Inc Class A	34,256,036
48,604	Morgan Stanley	2,484,637
155,406	Progressive Corp	11,249,840
		88,557,147
Industrial — 9.35%
85,125	Amphenol Corp Class A	9,213,079
24,241	Boeing Co	7,896,748
97,762	Emerson Electric Co	7,455,330
28,120	Honeywell International Inc	4,977,240
33,413	Norfolk Southern Corp	6,486,466
57,912	Raytheon Co	12,725,583
29,000	Rockwell Automation Inc	5,877,430
13,520	Roper Technologies Inc	4,789,190
59,867	Stanley Black & Decker Inc	9,922,356
8,124	TransDigm Group Inc	4,549,440
		73,892,862
Technology — 23.98%
57,705	Accenture PLC Class A	12,150,942
31,513	Adobe Inc(a)	10,393,302
195,401	Advanced Micro Devices Inc(a)	8,961,090
119,106	Apple Inc	34,975,477
12,966	ASML Holding NV	3,837,158
30,612	Atlassian Corp PLC Class A(a)	3,683,848
29,792	Broadcom Inc	9,414,868
83,290	Electronic Arts Inc(a)	8,954,508
21,500	Fidelity National Information Services Inc	2,990,435
366,679	Microsoft Corp	57,825,278
9,566	MSCI Inc	2,469,750
19,209	NVIDIA Corp	4,519,878
31,283	QUALCOMM Inc	2,760,099
11,815	salesforce.com Inc(a)	1,921,592
14,895	ServiceNow Inc(a)	4,205,156
26,249	SS&C Technologies Holdings Inc	1,611,689

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Technology — (continued)
41,180	Synopsys Inc(a)	$ 5,732,256
69,983	Texas Instruments Inc	8,978,119
24,658	Veeva Systems Inc Class A(a)	3,468,394
5,572	Xilinx Inc	544,774
		189,398,613
TOTAL COMMON STOCK — 98.72% (Cost $561,411,144)		$779,820,576
GOVERNMENT MONEY MARKET MUTUAL FUNDS
285,000	Goldman Sachs Financial Square Government Fund Institutional Shares(c), 1.51%(d)	285,000
223,000	Morgan Stanley Institutional Liquidity Funds Government Portfolio(c), 1.51%(d)	223,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.06% (Cost $508,000)		$ 508,000
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 1.54%
$12,200,000	Federal Home Loan Bank 1.17%, 01/02/2020	12,199,610
Repurchase Agreements — 1.51%
2,948,581	Undivided interest of 18.28% in a repurchase agreement (principal amount/value $16,152,649 with a maturity value of $16,154,085) with Credit Agricole Securities (USA) Inc., 1.60%, dated 12/31/19 to be repurchased at $2,948,581 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 5.00%, 11/1/33 - 8/1/49, with a value of $16,475,702.(c)	2,948,581
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 2,948,581	Undivided interest of 4.46% in a repurchase agreement (principal amount/value $66,115,552 with a maturity value of $66,121,319) with Citigroup Global Markets Inc, 1.57%, dated 12/31/19 to be repurchased at $2,948,581 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/13/20 - 9/20/69, with a value of $67,437,863.(c)	$ 2,948,581
2,948,581	Undivided interest of 6.67% in a repurchase agreement (principal amount/value $44,284,997 with a maturity value of $44,288,860) with Scotia Capital (USA) Inc, 1.57%, dated 12/31/19 to be repurchased at $2,948,581 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 6.50%, 9/1/24 - 11/1/49, with a value of $45,174,637.(c)	2,948,581
112,771	Undivided interest of 7.80% in a repurchase agreement (principal amount/value $1,448,214 with a maturity value of $1,448,339) with BNP Paribas Securities Corp, 1.55%, dated 12/31/19 to be repurchased at $112,771 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 3.88%, 5/15/20 - 11/15/48, with a value of $1,477,178.(c)	112,771

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 2,948,581	Undivided interest of 8.75% in a repurchase agreement (principal amount/value $33,751,248 with a maturity value of $33,754,192) with RBC Capital Markets Corp, 1.57%, dated 12/31/19 to be repurchased at $2,948,581 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 6/30/21 - 12/1/49, with a value of $34,426,275.(c)	$ 2,948,581
		11,907,095
TOTAL SHORT TERM INVESTMENTS — 3.05% (Cost $24,106,705)		$ 24,106,705
TOTAL INVESTMENTS — 101.83% (Cost $586,025,849)		$804,435,281
OTHER ASSETS & LIABILITIES, NET — (1.83)%		$ (14,485,701)
TOTAL NET ASSETS — 100.00%		$789,949,580
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2019.
(c)	Collateral received for securities on loan.
(d)	Rate shown is the 7-day yield as of December 31, 2019.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2019
Great-West Large Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $12,227,800 of securities on loan)(a)	$792,528,186
Repurchase agreements, fair value(b)	11,907,095
Cash	236,557
Dividends receivable	643,607
Subscriptions receivable	243,756
Receivable for investments sold	209,685
Total Assets	805,768,886
LIABILITIES:
Payable for director fees	2,807
Payable for investments purchased	119,518
Payable for other accrued fees	31,120
Payable for shareholder services fees	52,027
Payable to investment adviser	440,841
Payable upon return of securities loaned	12,415,095
Redemptions payable	2,757,898
Total Liabilities	15,819,306
NET ASSETS	$789,949,580
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$7,917,853
Paid-in capital in excess of par	540,655,112
Undistributed/accumulated earnings	241,376,615
NET ASSETS	$789,949,580
NET ASSETS BY CLASS
Investor Class	$165,870,411
Institutional Class	$624,079,169
CAPITAL STOCK:
Authorized
Investor Class	50,000,000
Institutional Class	200,000,000
Issued and Outstanding
Investor Class	17,485,821
Institutional Class	61,692,705
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$9.49
Institutional Class	$10.12
(a) Cost of investments	$574,118,754
(b) Cost of repurchase agreements	$11,907,095
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2019
Great-West Large Cap Growth Fund
INVESTMENT INCOME:
Interest	$250,938
Income from securities lending	91,585
Dividends	7,582,231
Total Income	7,924,754
EXPENSES:
Management fees	4,948,962
Shareholder services fees – Investor Class	558,751
Audit and tax fees	28,643
Custodian fees	36,466
Director's fees	14,191
Legal fees	9,461
Registration fees	26,600
Transfer agent fees	7,928
Other fees	2,095
Total Expenses	5,633,097
Less amount waived by investment adviser	48,713
Net Expenses	5,584,384
NET INVESTMENT INCOME	2,340,370
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	130,839,526
Net Realized Gain	130,839,526
Net change in unrealized appreciation on investments	107,237,972
Net Change in Unrealized Appreciation	107,237,972
Net Realized and Unrealized Gain	238,077,498
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$240,417,868
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West Large Cap Growth Fund	2019	2018
OPERATIONS:
Net investment income	$2,340,370	$2,643,535
Net realized gain	130,839,526	147,658,125
Net change in unrealized appreciation (depreciation)	107,237,972	(125,980,999)
Net Increase in Net Assets Resulting from Operations	240,417,868	24,320,661
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(26,078,397)	(30,175,867)
Institutional Class	(92,291,141)	(120,758,305)
From Net Investment Income and Net Realized Gains	(118,369,538)	(150,934,172)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	47,530,157	43,315,567
Institutional Class	70,263,227	126,257,445
Shares issued in reinvestment of distributions
Investor Class	26,078,397	30,175,867
Institutional Class	92,291,141	120,758,305
Shares redeemed
Investor Class	(73,421,713)	(84,104,748)
Institutional Class	(233,941,612)	(274,204,782)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(71,200,403)	(37,802,346)
Total Increase (Decrease) in Net Assets	50,847,927	(164,415,857)
NET ASSETS:
Beginning of year	739,101,653	903,517,510
End of year	$789,949,580	$739,101,653
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	4,732,746	3,902,460
Institutional Class	6,714,955	11,238,041
Shares issued in reinvestment of distributions
Investor Class	2,711,567	3,617,820
Institutional Class	9,004,047	13,727,989
Shares redeemed
Investor Class	(7,406,697)	(7,596,880)
Institutional Class	(22,782,617)	(23,328,460)
Net Increase (Decrease)	(7,025,999)	1,560,970
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$ 8.22	0.00 (d)	2.98	2.98	(0.02)	(1.69)	(1.71)	$ 9.49	36.21%
12/31/2018	$10.33	0.00 (d)	0.01	0.01	(0.03)	(2.09)	(2.12)	$ 8.22	0.05%
12/31/2017	$ 8.49	0.01	2.53	2.54	(0.07)	(0.63)	(0.70)	$10.33	30.05%
12/31/2016	$ 8.85	0.02	0.07	0.09	(0.01)	(0.44)	(0.45)	$ 8.49	1.01%
12/31/2015	$ 9.34	0.00	0.60	0.60	(0.02)	(1.07)	(1.09)	$ 8.85	6.42%
Institutional Class
12/31/2019	$ 8.66	0.04	3.14	3.18	(0.03)	(1.69)	(1.72)	$10.12	36.78%
12/31/2018	$10.76	0.04	0.00 (d)	0.04	(0.05)	(2.09)	(2.14)	$ 8.66	0.32%
12/31/2017	$ 8.83	0.04	2.65	2.69	(0.13)	(0.63)	(0.76)	$10.76	30.55%
12/31/2016	$ 9.19	0.05	0.08	0.13	(0.05)	(0.44)	(0.49)	$ 8.83	1.35%
12/31/2015 (e)	$10.00	0.04	0.27	0.31	(0.04)	(1.08)	(1.12)	$ 9.19	3.05% (f)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2019	$165,870	1.02%	1.00%	0.03%	32%
12/31/2018	$143,392	1.02%	1.00%	0.02%	42%
12/31/2017	$181,104	1.01%	1.00%	0.06%	29%
12/31/2016	$171,472	1.00%	1.00%	0.24%	48%
12/31/2015	$ 26,704	1.00%	1.00%	0.04%	31%
Institutional Class
12/31/2019	$624,079	0.65%	0.65%	0.37%	32%
12/31/2018	$595,709	0.65%	0.65%	0.38%	42%
12/31/2017	$722,413	0.65%	0.65%	0.41%	29%
12/31/2016	$607,705	0.65%	0.65%	0.61%	48%
12/31/2015 (e)	$275,358	0.65% (h)	0.65% (h)	0.56% (h)	31%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Institutional Class inception date was May 1, 2015.
(f)	Not annualized for periods less than one full year.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Large Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2019

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 779,820,576	$ —	$ —	$ 779,820,576
Government Money Market Mutual Funds	508,000	—	—	508,000
Short Term Investments	—	24,106,705	—	24,106,705
Total Assets	$ 780,328,576	$ 24,106,705	$ 0	$ 804,435,281
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2019

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	2019	2018
Ordinary income	$2,254,899	$3,386,992
Long-term capital gain	116,114,639	147,547,180
	$118,369,538	$150,934,172
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,199,005
Undistributed long-term capital gains	25,624,042
Capital loss carryforwards	—
Post-October losses	(1,798,196)
Net unrealized appreciation	216,351,764
Tax composition of capital	$241,376,615
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(1,798,196)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:
Federal tax cost of investments	$588,083,517
Gross unrealized appreciation on investments	221,809,621
Gross unrealized depreciation on investments	(5,457,857)
Net unrealized appreciation on investments	$216,351,764

Annual Report - December 31, 2019

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.64% of the Fund’s average daily net assets up to $1 billion dollars, 0.59% of the Fund’s average daily net assets over $1 billion dollars and 0.54% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2019, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$32,166	$25,188	$48,713	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Amundi Pioneer Asset Management, Inc and J.P. Morgan Investment Management, Inc. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $975,000 for the fiscal year ended December 31, 2019.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $246,103,077 and $439,836,686, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2019, the

Annual Report - December 31, 2019

Fund had securities on loan valued at $12,227,800 and received collateral as reported on the Statement of Assets and Liabilities of $12,415,095 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2019, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Large Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 21, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2019, 100% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 56	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 45	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, the Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,059,880 for fiscal year 2018 and $1,122,930 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2018 and $60,000 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 21, 2020